UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023 (December 1, 2023)

UNION CARBIDE CORPORATION

(Exact name of Registrant as specified in its charter)

New York	1-1463	13-1421730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 State Highway 185 North, Seadrift, Texas	77983
(Address of principal executive offices)	(Zip code)

(361) 553-2997

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed:

•

Union Carbide Corporation (the “Corporation”), and its subsidiaries and affiliates (each, a “UCC Entity”), have been contemplating entering into a series of related-party transactions involving the Corporation’s parent, The Dow Chemical Company (“Dow”), and its subsidiaries and affiliates (together with the UCC Entities, the “Dow Entities” and collectively, the “Dow Group”) (collectively, the “Corporate Reorganization”), whereby the Corporation and certain other Dow Entities would indirectly contribute to a newly-formed Dow Entity (“NewCo”) certain assets that support the production of products by the Dow Group, but are not product-producing assets themselves (“Contributed Assets”);

•

On November 1, 2023, in connection with the Corporate Reorganization, the Corporation successively entered into certain agreements with certain Dow Entities effecting (1) the contribution by the Corporation of certain of its Contributed Assets to another Dow Entity in exchange for the issuance by such Dow Entity to the Corporation of units of membership interest in such Dow Entity (the “AssetCo Units”) and (2) in a subsequent step, the contribution by the Corporation to NewCo of certain units of membership interest in certain Dow Entities, including all of the Corporation’s AssetCo Units in exchange for the issuance by NewCo to the Corporation of units of membership interest in NewCo (the “NewCo Units”); and

•

As part of the Corporate Reorganization, the Corporation was considering an additional step in which the Corporation would transfer all of its NewCo Units to another Dow Entity in consideration for a related-party note receivable issued by another Dow Entity.

On December 1, 2023, as part of the Corporate Reorganization, the Corporation entered into a Sale and Purchase Agreement and a Term Loan Agreement in each case with another Dow Entity, Dow Multinational Holding LLC (“Dow Multinational”), pursuant to which the Corporation agreed to sell to Dow Multinational all of its NewCo Units (the “Purchased NewCo Units”) in consideration for the issuance by Dow Multinational to the Corporation of a promissory note in an initial principal amount of $1,543,400,000, such principal amount representing the parties’ mutually agreed valuation of the Purchased NewCo Units, based on a third-party appraisal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2023

UNION CARBIDE CORPORATION

By:	/s/ RONALD C. EDMONDS
Name: Ronald C. Edmonds
Title: Controller and Vice President of Controllers and Tax, The Dow Chemical Company, Authorized Representative of Union Carbide Corporation